Exhibit 99.6

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) is made and entered into as of the 9th of August, 2004 (the “Effective Date”), between Segmentz, Inc., a Delaware corporation, whose principal place of business is 18302 Highwoods Preserve Parkway, Suite 100, Tampa, Florida 33467 (the “Company”) and John Welch, an individual whose address is 2809 W. Linco Rd, Stevensville, MI 49127 (the “Executive”).

RECITALS

A. The Company is a Delaware corporation and is principally engaged in the business of Expedited Transportation and Third Party Logistics (the “Business”).

B. The Executive has extensive experience in finance, accounting and management.

C. The Company desires to employ the Executive and the Executive desires to be employed by the Company.

D. The parties agree that a covenant not to compete is essential to the growth and stability of the Business of the Company.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Executive do hereby agree as follows:

1. Recitals. The above recitals are true, correct, and are herein incorporated by reference.

2. Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment, upon the terms and conditions hereinafter set forth.

3. Authority and Power During Employment Period.

a. Duties and Responsibilities. During the term of this Agreement, the Executive shall serve as Controller for the Company and shall have general supervision over the accounting department of the Company subject to the guidelines and direction of the Chief Financial Officer and the Board of Directors of the Company.

b. Time Devoted. Throughout the term of the Agreement, the Executive shall devote all of the Executive’s business time and attention to the business and affairs of the Company consistent with the Executive’s position with the Company.

4. Term. The Term of employment hereunder will commence on the date as set forth above and terminate three (3) years from the Effective Date, and such term shall automatically be extended for a one (1) year term thereafter at the request of the Company. For purposes of this Agreement, the Term (the “Term”) shall include the initial term and all renewals thereof.

5. Compensation and Benefits.

a. Salary. The Executive shall be paid a base salary (the “Base Salary”) at an annual rate of one hundred and twenty five thousand Dollars ($125,000) beginning at the Effective Date of this Agreement. In addition the Executive will be furnished a company car or comparable car allowance during the term of the agreement.

b. Performance Based Bonus. As additional compensation, the Executive shall be entitled to receive a bonus (“Bonus”) for each fiscal year during the Term of the Executive’s employment by the Company in an amount determined by the compensation committee and paid in either stock or cash.

c. Options. On the Effective Date of this Agreement, Executive shall be granted options to purchase seventy five thousand (75,000) shares of common stock of the Company at an exercise price of $1.45 per share, which shall vest over the following three years.

d. Executive Benefits. The Executive shall be entitled to participate in benefit programs of the Company currently existing or hereafter made available to comparable executives, including, but not limited to, group life insurance, health insurance, dental, 401 K and deferred compensation. The Executive will receive a minimum of $30,000 per year as additional compensation to be contributed by the Company to the deferred compensation plan that shall be subject to the deferred compensation plan terms.

e. Vacation. During each fiscal year of the Company, the Executive shall be entitled to five (5) weeks of paid time off (PTO).

f. Business Expense Reimbursement. During the Term of employment, the Executive shall be entitled to receive proper reimbursement for all reasonable, out-of-pocket expenses incurred by the Executive (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder, provided the Executive properly accounts therefore.

g. AMEX Restriction. Notwithstanding any provision of this Agreement to the contrary, the total number of shares of common stock of the Company issued under the terms of this Agreement and all related agreements (including, but not limited to, that certain Stock Purchase Agreement executed herewith (the “Stock Purchase Agreement”), shall in no event exceed 19.9% of the number of shares of common stock of the Company outstanding as of the date of this Agreement.

6. Consequences of Termination of Employment.

a. Death. In the event of the death of the Executive during the Term, salary and earned bonus shall be paid to the Executive’s designated beneficiary, or, in the absence of such designation, to the estate or other legal representative of the Executive until the date of death. Other death benefits will be determined in accordance with the terms of the Company’s benefit programs and plans. All benefits, including stock options will be made a part of Executive’s estate.

b. Disability.

(1) In the event of the Executive’s disability, as hereinafter defined, the Executive shall be entitled to compensation in accordance with the Company’s disability compensation practice for senior executives, including any separate arrangement or policy covering the Executive, but in all events the Executive shall continue to receive the Executive’s salary for a period, at the annual rate in effect immediately prior to the commencement of disability, of ninety (90) days from the date on which the disability has been deemed to occur as hereinafter provided below. Any amounts provided for in this Section 6(b) shall be offset by other long-term disability benefits provided to the Executive by the Company.

(2) “Disability,” for the purposes of this Agreement, shall be deemed to have occurred in the event (A) the Executive is unable by reason of sickness or accident to perform the Executive’s duties under this Agreement for an aggregate of 30 days in any twelve-month period or (B) the Executive has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

Anything herein to the contrary notwithstanding, if, following a termination of employment hereunder due to disability as provided in the preceding paragraph, the Executive becomes reemployed, whether as an Executive or a consultant to the Company, any salary, annual incentive payments or other benefits earned by the Executive from such reemployment shall offset any salary continuation due to the Executive hereunder commencing with the date of re-employment.

c. Termination by the Company for Cause.

(1) Nothing herein shall prevent the Company from terminating Employment for “Cause,” as hereinafter defined. The Executive shall continue to receive salary only for the period ending ten (10) days after the date of such termination plus any accrued Bonus through such date of termination. Executive shall be entitled to keep only those rights and benefits in respect of any other compensation that have vested as of the date of termination; all other rights and benefits shall be lost.

(2) “Cause” shall mean and include those actions or events specified below in subsections (A) through (G) to the extent the same occur, or the events constituting the same take place, subsequent to the date of execution of this Agreement: (A) Committing or participating in an injurious act of fraud, gross neglect or embezzlement against the Company; (B) committing or participating in any other injurious act or omission in a manner which was negligent against the Company, monetarily or otherwise; (C) engaging in a criminal enterprise involving moral turpitude; (D) conviction of an act or acts constituting a felony under the laws of the United States or any state thereof; (E) any assignment of this Agreement by the Executive in violation of Section 14 of this Agreement; or (F) failure to discharge duties under this Agreement. No actions, events or circumstances occurring or taking place at any time prior to the date of this Agreement shall in any event constitute or provide any basis for any termination of this Agreement for Cause;

(3) Notwithstanding anything else contained in this Agreement, this Agreement will not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a notice of termination stating that the Executive committed one of the types of conduct set forth in this Section 6(c) contained in this Agreement and specifying the particulars thereof and the Executive shall be given a thirty (30) day period to cure such conduct, if possible.

d. Termination by the Company Other than for Cause. The foregoing notwithstanding, the Company may terminate the Executive’s employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not pursuant to Section 6(a), Section 6(b), or Section 6(c), the Company may terminate this Agreement upon giving three (3) months’ prior written notice. During such three (3) month period, the Executive shall continue to perform the Executive’s duties pursuant to this Agreement, and the Company shall continue to compensate the Executive in accordance with this Agreement with full benefits (including but not limited to deferred compensation and insurance) for the lesser period of twenty four (24) months after termination date or for the remainder of the agreement. During such tie the Executive shall not be entitled to any additional options, and shall receive a pro-rated bonus, to the extent any is due and payable. Additionally, all issued options will be vest immediately when executive is terminated by the Company under this Section 6(d).

e. Voluntary Termination. In the event the Executive terminates the Executive’s employment on the Executive’s own volition (except as provided in Section 6(f) and/or Section 6(g)) prior to the expiration of the Term of this Agreement, including any renewals thereof, Executive shall be limited to salary, earned bonus, and vested options to date of voluntary termination.

f. Termination Following a Change of Control.

(1) In the event that a “Change in Control” of the Company shall occur at any time during the Term hereof, the Executive shall have the right to terminate the Executive’s employment under this Agreement upon thirty (30) days written notice given at any time within one year after the occurrence of such event, and such termination of the Executive’s employment with the Company pursuant to this Section 6(g)(1), and, in any such event, Executive shall be entitled to (A) vesting of all options; and (B) payment of remaining salary and benefits for the greater of the Term of contract at salary of at least $125,000 per year or three months.

(2) For purposes of this Agreement, a “Change in Control” of the Company shall mean a change in control (A) as set forth in Section 280G of the Internal Revenue Code or (B) of a nature that would be required to be reported in response to Item 1 of the current report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as:

(A) any “person”, other than the Executive, (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then having the right to vote at elections of directors; or,

(B) There is a failure to elect three or more (or such number of directors as would constitute a majority of the Board of Directors) candidates nominated by management of the Company to the Board of Directors; or

(C) the individuals who at the commencement date of the Agreement constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or nomination for election, of each new director was approved by a vote of at least two thirds of the directors then in office who were directors at the commencement of the Agreement; or

(D) the business of the Company for which the Executive’s services are principally performed is disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary of the Company) or otherwise.

Anything herein to the contrary notwithstanding, this Section 6(g)(2) will not apply where the Executive gives the Executive’s explicit written waiver stating that for the purposes of this Section 6(g)(2) a Change in Control shall not be deemed to have occurred. The Executive’s participation in any negotiations or other matters in relation to a Change in

Control shall in no way constitute such a waiver which can only be given by an explicit written waiver as provided in the preceding sentence.

7. Covenant Not to Compete.

a. Covenant Not to Compete. The Executive acknowledges and recognizes the highly competitive nature of the Company’s business and the goodwill, continued patronage, and specifically the names and addresses of the Company’s Clients (as hereinafter defined) constitute a substantial asset of the Company having been acquired through considerable time, money and effort. Accordingly, in consideration of the execution of this Agreement and that certain Stock Purchase Agreement dated August 9, 2004 (the “Stock Purchase Agreement”), the Executive agrees to the following:

(1) That during the Restricted Period (as hereinafter defined) and within the Restricted Area (as hereinafter defined), the Executive will not, individually or in conjunction with others, directly or indirectly, engage in any Competitive Business Activities (as hereinafter defined), whether as an officer, director, proprietor, employer, partner, independent contractor, investor (other than as a holder solely as an investment of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor or agent.

(2) That during the Restricted Period and within the Restricted Area, the Executive will not, directly or indirectly, compete with the Company by soliciting, inducing or influencing any of the Company’s Clients which have a business relationship with the Company at the time during the Restricted Period to discontinue or reduce the extent of such relationship with the Company.

b. Non-Disclosure of Information. Executive agrees that during the term hereof, and during the Restricted Period, Executive will comply with the confidentiality covenants set forth in Section 6(d) of the Stock purchase Agreement.

c. Company’s Clients. The “Company’s Clients” shall be deemed to be any partnerships, corporations, professional associations or other business organizations for whom the Company or its subsidiaries have performed Business Activities.

d. Restrictive Period. The “Restrictive Period” shall be deemed to commence on the date of this Agreement, and end twenty four (24) months after the scheduled date for final payment pursuant to the Stock Purchase Agreement.

Notwithstanding the foregoing, in the event the Company fails to make any Annual Payment Amount under Section 2(b)(ii) of the Stock Purchase Agreement, and said nonpayment continues for a period of greater than sixty (60) days after receipt by the Company of written notice of default from one or more of the Sellers (as defined in the Stock Purchase Agreement), the provisions of this Section 7 shall be void and of no further force and effect.

e. Competitive Business Activities. The term “Competitive Business Activities” as used herein shall be deemed to mean the business of expedited transportation and third party logistics.

f. Restrictive Area. The term “Restrictive Area” shall be deemed to mean any area in which the Company does business or expects to begin to do business, in which the Company’s clients do business.

g. Covenants as Essential Elements of this Agreement. It is understood by and between the parties hereto that the foregoing covenants contained in Section 7 are essential elements of this Agreement, and that but for the agreement by the Executive to comply with such covenants, the Company would not have agreed to enter into this Agreement or the Stock Purchase Agreement. Such covenants by the Executive shall be construed to be agreements independent of any other provisions of this Agreement or of the Stock Purchase Agreement. The existence of any other claim or cause of action, whether predicated on any other provision in this Agreement, or otherwise, as a result of the relationship between the parties shall not constitute a defense to the enforcement of such covenants against the Executive.

h. Survival After Termination of Agreement. Notwithstanding anything to the contrary contained in this Agreement, the covenants in Section 7 shall survive the termination of this Agreement and the Executive’s employment with the Company.

i. Revisions. The parties hereto acknowledge that (A) the restrictions contained in Section 7 are fair and reasonable and are not the result of overreaching, duress, or coercion of any kind, and (B) Executive’s full, uninhibited, and faithful observance of each of the covenants contained in this Agreement will not cause Executive any undue hardship, financial or otherwise. It is the intention of all parties to make the covenants of Section 7 binding only to the extent that it may be lawfully done under existing applicable laws. In the event that any part of any covenant of Section 7 is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that such court shall substitute a reasonable, judicially enforceable limitation in place of the offensive part of the covenant and as so modified the covenant shall be as fully enforceable as set forth herein by the parties themselves in the modified form.

j. Remedies. The Executive acknowledges and agrees that the Company’s remedy at law for a breach or threatened breach of any of the provisions of Section 7 herein would be inadequate and a breach thereof will cause irreparable harm to the Company. In recognition of this fact, in the event of a breach by the Executive of any of the provisions of Section 7, the Executive agrees that, in addition to any remedy at law available to the Company, including, but not limited to, monetary damages and all rights of the Executive to payment or otherwise under this Executive Employment Agreement may be terminated, and the Company, without posting any bond, shall be entitled to obtain, and the Executive agrees not to oppose the Company’s request for, equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to the Company.

8. Indemnification.

a. The Executive shall continue to be covered by the Articles of Incorporation and/or the Bylaws of the Company with respect to matters occurring on or prior to the date of termination of the Executive’s employment with the Company, subject to all the provisions of Florida and Federal law and the Articles of Incorporation and Bylaws of the Company then in effect. Such reasonable expenses, including attorneys’ fees that may be covered by the Articles of Incorporation and/or Bylaws of the Company shall be paid by the Company on a current basis in accordance with such provision, the Company’s Articles of Incorporation and Florida law. To the extent that any such payments by the Company pursuant to the Company’s Articles of Incorporation and/or Bylaws may be subject to repayment by the Executive pursuant to the provisions of the Company’s Articles of Incorporation or Bylaws, or pursuant to Florida or Federal law, such repayment shall be due and payable by the Executive to the Company within twelve (12) months after the termination of all proceedings, if any, which relate to such repayment and to the Company’s affairs for the period prior to the date of termination of the Executive’s employment with the Company and as to which Executive has been covered by such applicable provisions.

b. The Company specifically acknowledges and agrees that the Executive has personally guaranteed certain obligations on behalf of the Company and further that the Executive is personally liable for certain obligations of the Company. The Company shall indemnify and hold the Executive harmless from any and all obligations that the Executive may incur, including, without limitation, costs and attorneys fees in connection with such guaranties or personal liabilities. Any costs or expenses that may be incurred by the Executive in connection with such liabilities or guaranties shall be reimbursed to the Executive, upon receipt by the Company of documented evidence of such liabilities, within three (3) business days of the receipt of such documented evidence.

9. Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive or the Executive’s estate or beneficiaries shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other arrangements pursuant to which it is satisfied that such tax and other payroll obligations will be satisfied in a manner complying with applicable law or regulation.

10. Notices. Any notice required or permitted to be given under the terms of this Agreement shall be sufficient if in writing and if sent postage prepaid by registered or certified mail, return receipt requested; by overnight delivery; by courier; or by confirmed telecopy, in the case of the Executive to the Executive’s last place of business or residence as shown on the records of the Company, or in the case of the Company to its principal office as set forth in the first paragraph of this Agreement, or at such other place as it may designate.

11. Waiver. Unless agreed in writing, the failure of either party, at any time, to require performance by the other of any provisions hereunder shall not affect its right thereafter to enforce the same, nor shall a waiver by either party of any breach of any provision hereof be taken or held to be a waiver of any other preceding or succeeding breach of any term or provision of this Agreement. No extension of time for the performance of any obligation or act shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

12. Completeness and Modification. This Agreement constitutes the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the Employment Agreement. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties or, in the case of a waiver, by the party to be charged.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement.

14. Binding Effect/Assignment. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement shall not be assignable by the Executive but shall be assignable by the Company in connection with the sale, transfer or other disposition of its business or to any of the Company’s affiliates controlled by or under common control with the Company.

15. Governing Law. This Agreement shall become valid when executed and accepted by Company. The parties agree that it shall be deemed made and entered into in the State of Florida and shall be governed and construed under and in accordance with the laws of the State of Florida. Anything in this Agreement to the contrary notwithstanding, the Executive shall conduct the Executive’s business in a lawful manner and faithfully comply with applicable laws or regulations of the state, city or other political subdivision in which the Executive is located.

16. Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

17. Headings. The headings of the sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

18. Survival. Any termination of this Agreement shall not, however, affect the ongoing provisions of this Agreement which shall survive such termination in accordance with their terms.

19. Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

20. Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys’ fees at all trial and appellate levels, expenses and costs.

21. Venue. Company and Employee acknowledge and agree that the 13th Judicial Circuit (or its successor) in and for Hillsborough County, Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

22. Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

THE EXECUTIVE ACKNOWLEDGES THAT HE HAS READ THIS ENTIRE AGREEMENT, HAS HAD THE OPPORTUNITY TO DISCUSS THIS WITH HIS COUNSEL AND FURTHER ACKNOWLEDGES THAT HE UNDERSTANDS THE RESTRICTIONS, TERMS AND CONDITIONS IMPOSED UPON THE EXECUTIVE BY THIS AGREEMENT AND UNDERSTANDS THAT THESE RESTRICTIONS, TERMS AND CONDITIONS MAY BE BINDING UPON THE EXECUTIVE DURING AND AFTER TERMINATION OF THE EMPLOYMENT OF THE EXECUTIVE.

IN WITNESS WHEREOF, the parties have executed this Agreement as of date set forth in the first paragraph of this Agreement.

Witness:		The Company:

SEGMENTZ, INC.

	By:	/s/ Allan Marshall
Allan Marshall
Chief Executive Officer

Witness:		The Executive

/s/ John Welch
John Welch
Controller